UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 10, 2019

EXPEDIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37429	20-2705720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
333 108th Avenue NE
Bellevue, Washington 98004
(Address of principal executive offices) (Zip code)
(425) 679-7200
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	EXPE	The Nasdaq Global Select Market
Expedia Group, Inc. 2.500% Senior Notes due 2022	EXPE22	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 10, 2019, the Board of Directors (the “Board”) of Expedia Group, Inc. (the “Company”) expanded the size of the Board from eleven to twelve members and elected Samuel Altman to fill the newly-created directorship.
Mr. Altman is the Chief Executive Officer and a member of the Board of Directors of OpenAI an organization dedicated to ensuring artificial intelligence benefits all of humanity. From February 2014 through March 2019, he served as President of Y Combinator, a provider of advice and seed financing for startups. Earlier in his career, Mr. Altman co-founded Loopt, Inc., a provider of mobile location-based services, and served as its Chief Executive Officer until it was acquired by Green Dot Corporation in March 2012, after which he held a number of senior executive positions at Green Dot, including Executive Vice President, Mobile Products and Technology, through December 2013, and served as a member of its Board of Directors from March 2013 through April 2016. Mr. Altman has also been the General Partner of Hydrazine Capital, an early-stage venture capital firm, since April 2012. He has invested in a number of private companies, including Reddit, Inc., which operates a social sharing and aggregation website, and Helion Energy, Inc. and Oklo, Inc., which are both developing clean energy solutions. He currently serves on the Board of Directors of all three companies and as Chairman of Helion and Oklo.
Mr. Altman will be compensated in accordance with the Company’s standard compensation policies and practices for the Board, the components of which were disclosed in the Company’s Form 10-K/A, filed with the Securities and Exchange Commission on April 29, 2019. Mr. Altman has not been appointed to serve as a member of any committee of the Board.
Item 8.01. Other Events.
The Board has established December 3, 2019, as the date of the Company’s 2019 annual meeting of stockholders (the “2019 Annual Meeting”). The Board has set the close of business on October 7, 2019, as the record date for determining stockholders who are eligible to receive notice of and vote at the 2019 Annual Meeting.
Stockholder proposals intended for inclusion in the Company’s definitive proxy statement for the 2019 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must be received by the Company’s secretary not later than the close of business on September 30, 2019 (which the Company believes is a reasonable time before it begins to print and send its proxy materials). All submissions must be directed to the attention of the Corporate Secretary, Expedia Group, Inc., 333 108th Avenue NE, Bellevue, Washington 98004. The Company will publish additional details regarding the exact time, location and matters to be voted on at the 2019 Annual Meeting in the Company’s proxy statement for the 2019 Annual Meeting.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA GROUP, INC.
Dated: September 10, 2019	By:	/s/ Robert J. Dzielak
Robert J. Dzielak
Chief Legal Officer and Secretary